UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware Delaware	0-30242 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 26, 2012, Lamar Advertising Company (“Lamar Advertising”) announced (i) a proposed institutional private placement of senior subordinated notes of Lamar Media Corp., its wholly owned subsidiary (“Lamar Media”) and (ii) a tender offer by Lamar Media for up to $500.0 million principal amount of Lamar Media’s existing 6 5/8% Senior Subordinated Notes due 2015, 6 5/8% Senior Subordinated Notes due 2015—Series B and 6 5/8% Senior Subordinated Notes due 2015—Series C (collectively, the “6 5/8% Notes”) of which an aggregate principal amount of $843.1 million are currently outstanding. In connection with the proposed private placement and tender offer, Lamar Media is disclosing the following information:

Proposed term loan A facility and planned amendments to the senior credit facility

Lamar Media is currently in the process of requesting a new $100 million term loan A facility under its existing senior credit facility and obtaining certain other amendments to its senior credit facility. Lamar Media’s lenders have no obligation to make any additional commitments to Lamar Media under its senior credit facility or to agree to the proposed amendments to its senior credit facility. The consummation of the proposed institutional private placement of senior subordinated notes offering is not conditioned on Lamar Media obtaining the new term loan A facility or the proposed amendments to its senior credit facility.

Item 8.01. Other Events.

Proposed Private Offering

On January 26, 2012, Lamar Advertising issued a press release announcing a proposed institutional private placement of senior subordinated notes by Lamar Media (the “Private Placement”). The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.

Tender Offer

Also on January 26, 2012, Lamar Advertising issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein, announcing that Lamar Media has launched a tender offer to purchase, for cash, up to $500.0 million principal amount of Lamar Media’s existing 6 5/8% Notes. The tender offer is subject to a number of conditions, including the successful completion of the Private Placement.

******

This Current Report on Form 8-K contains forward-looking statements regarding Lamar Media’s proposed term loan A facility and the amendment of its existing senior credit facility. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements include Lamar Media’s ability to obtain the proposed term loan A and to amend its existing credit facility and a decline in advertising spending. This Current Report on Form 8-K is not an offer to buy, or the solicitation of an offer to sell, securities, nor a solicitation for acceptance of the tender offer for the 6 5/8% Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Lamar Advertising Company dated January 26, 2012.
99.2	Press release of Lamar Advertising Company dated January 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 26, 2012	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre Treasurer and Chief Financial Officer

Date: January 26, 2012	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Lamar Advertising Company dated January 26, 2012.
99.2	Press release of Lamar Advertising Company dated January 26, 2012.